Exhibit 99.1

Notice of 2026 annual meeting and

notice of availability of meeting materials (registered)

Throughout this notice, Enbridge and our means Enbridge Inc. and you, your, and shareholder mean a registered holder of common shares of Enbridge.

As permitted by Canadian securities regulators, Enbridge is using notice-and-access to deliver the materials for our 2026 annual meeting of shareholders. We are providing you with access to the 2026 Management Information Circular, 2025 Annual Report and other related materials online instead of mailing paper copies. These materials are available at: enbridge.com/investment-center/notice-and-access or sedarplus.ca. Notice-and-access is an environmentally-friendly and cost-effective way to distribute the materials because it reduces printing, paper and postage. Enclosed with this notice is a form of proxy so you can vote your shares.

Annual meeting date and location
When:	May 6, 2026 1:30 p.m. (Mountain Time)
Where:

Virtual meeting via live audio webcast at https://meetings.lumiconnect.com/400-294-381-075,

password “enbridge2026” (case sensitive).

See “How do I attend and participate at the Meeting” on page 11 of the Management Information Circular or your form of proxy for instructions on how to attend the annual meeting of shareholders online.

Items of business to be voted on at the annual meeting of shareholders

The following items of business are described in the “Business of the Meeting” section of the Management Information Circular.

Refer to the Management Information Circular
1.	Election of directors—Election of the 12 director nominees identified in the Management Information Circular to serve as directors until the end of our next annual meeting of shareholders.	Pages 15 – 32
2.	Appointment of auditors—Appointment of PricewaterhouseCoopers LLP as our independent auditors and authorize the directors to fix their remuneration.	Pages 32 – 33
3.	Advisory vote on executive compensation—Non-binding advisory vote to accept our approach to executive compensation as disclosed in the Management Information Circular.	Pages 33 – 34
4.	Shareholder rights plan—Amend, reconfirm and approve Enbridge’s shareholder rights plan.	Pages 34 – 35 and Appendix A

Please review our Management Information Circular PRIOR to voting.

The Management Information Circular and 2025 Annual Report are available at:

enbridge.com/investment-center/notice-and-access or sedarplus.ca.

How to request paper copies of the Management Information Circular and 2025 Annual Report

Shareholders may request to receive paper copies of the Management Information Circular and 2025 Annual Report by mail, at no cost, for up to one year from March 20, 2026, by using the Control Number located on the enclosed form of proxy. You will not be sent another form of proxy, so please retain the one mailed to you so you can vote your shares.

To request a paper copy before the meeting date, please call the number below and follow the instructions using the 15-digit Control Number located on your form of proxy.

Toll free at 1-866-962-0498 (within North America) or 1-514-982-8716 (outside North America).

To ensure you receive the materials in advance of the voting deadline, all requests should be received no later than

5:00 p.m., Mountain Time, on Tuesday, April 28, 2026.

We also provide paper copies of the Management Information Circular and our 2025 Annual Report to shareholders who have standing instructions to receive, or for whom Enbridge has otherwise received a request to provide, paper copies of materials.

How to vote your shares

You cannot vote by returning this notice. To vote your shares other than by attending the Annual Meeting online you must use one of the following voting methods, which are also outlined in your enclosed form of proxy.

Internet:	investorvote.com
Telephone:	1-866-732-VOTE (8683)
Mail:	Return the enclosed form of proxy in the accompanying pre-paid envelope to the address indicated thereon.

To be valid, your voting instructions must be received by 1:30 p.m., Mountain Time, on Monday, May 4, 2026, or, in the case of any adjournment or postponement of the meeting, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the adjourned or postponed meeting. For instructions on how to attend and vote your Enbridge shares at the Annual Meeting online, see your enclosed form of proxy or “How do I attend and participate at the Meeting” on page 11 and “How to vote” on page 13 of the Management Information Circular.

To request paper copies of the Management Information Circular and/or 2025 Annual Report after the meeting date, or if you have any questions about notice and access, please contact our Investor Relations line at 1-800-481-2804 (within North America) or at investor.relations@enbridge.com.